UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2008

ChinaCast Education Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50550	20-0178991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15/F Reignwood Center,
No. 8 Yong An-Dongli,
Jianguomenwai Avenue
Beijing 100022, PRC
(Address of principal executive offices)

Registrant's telephone number, including area code:   (86 10 ) 6566 7788

_________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant's expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as "anticipate," "expect," "intend," "plan," "will," "the Registrant believes," "management believes" and similar words or phrases. The forward-looking statements are based on the Registrant's current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant's actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 2.02. Results of Operations and Financial Condition.

At 8:00 a.m., New York City time, on November 11, 2008, we hosted an investor conference call, broadcast live on the Internet at our website, to discuss our results of operations for the third quarter and nine months ended September 30, 2008. A transcript of the conference call is attached hereto as Exhibit 99.1 and a copy of the presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The description of our investor conference call in Item 2.02 above is incorporated herein by reference.

The information contained in this report and in the accompanying exhibits shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless specifically incorporated by reference to such information which was previously furnished with a direct statement to deem it "filed" in a later filing.  The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibits

99.1     Transcript of Conference Call
99.2     Presentation of ChinaCast Education Corporation dated November 11, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChinaCast Education Corporation (Registrant)
November 14, 2008 (Date)	/s/ ANTONIO SENA Antonio Sena Chief Financial Officer